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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 9, 2004
                                                        -----------------


                        WARWICK VALLEY TELEPHONE COMPANY
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                   0-11174                       14-1160510
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(State or Other Jurisdiction      (Commission                   (IRS employer
    of Incorporation)             File Number)               Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                   10990
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (845) 986-8080
                                                    ----------------



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          (Former name or former address, if changed since last report)


















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Item 8.01.  Other Events


            Warwick Valley Telephone Company (the "Company") mailed an informational newsletter today to keep shareholders informed about developments within the Company as well as the strategies for growing our business and the state of the telecommunications industry in general. A copy of that Shareholder Newsletter is found in Exhibit 99.1 hereto, which is incorporated in this Item 8.01 by reference.

































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WARWICK VALLEY TELEPHONE COMPANY

Dated: November 9, 2004              By:  /s/  Herbert Gareiss, Jr.
                                          -------------------------
                                     Name:  Herbert Gareiss, Jr.
                                     Title: President, Chief Executive Officer